UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON D.C. 20549



                          FORM 8-K



                       CURRENT REPORT



           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


                      October 11, 1996
      Date of Report (Date of earliest event reported)


           MID-AMERICA APARTMENT COMMUNITIES, INC.
     (Exact Name of Registrant as Specified in Charter)



        TENNESSEE                1-12762                62-1543819
(State of Incorporation) (Commission File Number) (I.R.S. Employer
                                                   Identification Number)




                6584 POPLAR AVENUE, SUITE 340
                  MEMPHIS, TENNESSEE 38138
          (Address of principal executive offices)



                       (901) 682-6600
     Registrant's telephone number, including area code





   (Former name or address, if changed since last report)

Item 5.  Other Events.
Following notification of the New York Stock Exchange, the following press release was released to the press on October 11, 1996.

Memphis, TN, October 11, 1996. Mid-America Apartment Communities, Inc. (NYSE:MAA) announced today that the Board of Directors have declared a dividend of 51 cents per common share. The dividend is payable on October 31 to shareholders of record on October 24.

As in prior quarters, the Company is declaring its quarterly dividend in advance of its earnings announcement, which will be made on October 31.

The Board also approved the adoption of a Dividend Reinvestment and Direct Stock Purchase Plan with respect to the Company's common stock. Simon Wadsworth, CFO, said "We are working on the details of the Plan and anticipate that the Plan will be finalized shortly. We intend for the Plan to take effect with the 4th Quarter Dividend payable January 31, 1996". The Plan will be subject to the filing and declaration of effectiveness of a Registration Statement with respect to the common stock to be made available under such Plan.

The offering of common stock pursuant to such plan will be made only by means of a prospectus included in an effective
Registration Statement under the Securities Act of 1933.

The Company reported that it had achieved 98.1% occupancy at October 1, 1996, an all-time high record for the Company, up from 96.9% a year ago; the average rental rate per unit increased 4.2% above the same period a year ago. Eric Bolton, COO, said "we believe that the achievement of our occupancy goal as planned for the end of the Third Quarter will help us to achieve our financial objectives for the balance of the year and for the first quarter of 1997. We expect Third Quarter operating expenses will be higher than in the second quarter in part due to seasonal effects and in part due to this increased leasing activity (as they were for the equivalent periods in 1995), and that the full revenue benefit will not be realized until this and ensuing quarters. We are pleased with the success of our previously-announced business plan".

Mid-America Apartment Communities, Inc. is a self-administered, self-managed apartment only real estate investment trust which operates 19,226 apartment units (including 234 units under construction) throughout the southern crescent of the U.S.

This Press Release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 which are intended to be covered by the safe harbors created thereby. Risks and uncertainties affecting these statements are referenced in the Company's Prospectus and Prospectus Supplement and for 10-Q filed with the Securities and Exchange Commission.

For further information contact Simon Wadsworth, CFO: 901-682-6600.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       						MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: October 11, 1996       By:  /s/ Simon R.C. Wadsworth
      ------------------          ---------------------------
                                  Simon R.C. Wadsworth
                          								Executive Vice President
                       											(Principal Financial and Accounting Officer)